EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	June 30
	2009	2008	% Change

BALANCE SHEET DATA
Total assets	$16,875,852	$16,058,125	5.1%
Loans, net of unearned income	11,866,818	11,577,495	2.5%
Investment securities	3,335,403	2,706,949	23.2%
Deposits	11,716,297	9,938,194	17.9%
Shareholders’ equity	1,872,928	1,593,478	17.5%

	Quarter Ended June 30			Six Months Ended June 30
	2009	2008	% Change	2009	2008	% Change
INCOME SUMMARY

Interest income	$198,097	$215,392	(8.0%)	$393,664	$444,612	(11.5%)
Interest expense	(70,153)	(83,502)	(16.0%)	(141,604)	(186,823)	(24.2%)

Net interest income	127,944	131,890	(3.0%)	252,060	257,789	(2.2%)
Provision for loan losses	(50,000)	(16,706)	199.3%	(100,000)	(27,926)	258.1%
Investment securities gains (losses)	77	(21,647)	N/M	2,996	(20,401)	N/M
Gain on sale of credit card portfolio	—	13,910	(100.0%)	—	13,910	(100.0%)
Other income	45,300	39,887	13.6%	89,295	76,321	17.0%
Other expenses	(107,806)	(109,736)	(1.8%)	(214,178)	(206,396)	3.8%

Income before income taxes	15,515	37,598	(58.7%)	30,173	93,297	(67.7%)
Income tax expense	(2,404)	(11,920)	(79.8%)	(3,977)	(26,123)	(84.8%)

Net income	13,111	25,678	(48.9%)	$26,196	$67,174	(61.0%)
Preferred stock dividends and discount accretion	(5,046)	—	N/A	(10,077)	—	N/A

Net income available to common shareholders	$8,065	$25,678	(68.6%)	$16,119	$67,174	(76.0%)

PER COMMON SHARE:

Net income:
Basic	$0.05	$0.15	(66.7%)	$0.09	$0.39	(76.9%)
Diluted	0.05	0.15	(66.7%)	0.09	0.39	(76.9%)
Cash dividends	0.03	0.15	(80.0%)	0.06	0.30	(80.0%)

Shareholders’ equity	8.56	9.15	(6.4%)	8.56	9.15	(6.4%)
Shareholders’ equity (tangible)	5.40	5.41	(0.2%)	5.40	5.41	(0.2%)

SELECTED FINANCIAL RATIOS:

Return on average assets	0.32%	0.65%		0.32%	0.85%
Return on average common shareholders’ equity	2.16%	6.33%		2.17%	8.40%
Return on average common shareholders’ equity (tangible)	3.83%	11.03%		3.85%	14.65%
Net interest margin	3.43%	3.75%		3.44%	3.67%
Efficiency ratio	60.08%	56.93%		60.51%	56.97%
Tangible common equity to tangible assets	5.81%	6.12%		5.81%	6.12%
Non-performing assets to total assets	1.73%	1.02%		1.73%	1.02%

N/A — Not applicable
N/M — Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	June 30	June 30	March 31	June 30	March 31
	2009	2008	2009	2008	2009

ASSETS
Cash and due from banks	$299,818	$420,273	$265,431	(28.7%)	13.0%
Loans held for sale	242,439	116,351	102,033	108.4%	137.6%
Other interest-earning assets	25,890	10,234	14,329	153.0%	80.7%
Investment securities	3,335,403	2,706,949	3,123,687	23.2%	6.8%
Loans, net of unearned income	11,866,818	11,577,495	12,009,060	2.5%	(1.2%)
Allowance for loan losses	(214,170)	(122,340)	(192,410)	75.1%	11.3%

Net Loans	11,652,648	11,455,155	11,816,650	1.7%	(1.4%)
Premises and equipment	205,074	196,934	205,495	4.1%	(0.2%)
Accrued interest receivable	58,077	61,366	59,369	(5.4%)	(2.2%)
Goodwill and intangible assets	555,272	651,324	556,496	(14.7%)	(0.2%)
Other assets	501,231	439,539	350,032	14.0%	43.2%

Total Assets	$16,875,852	$16,058,125	$16,493,522	5.1%	2.3%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$11,716,297	$9,938,194	$11,413,982	17.9%	2.6%
Short-term borrowings	1,317,293	2,497,387	1,195,474	(47.3%)	10.2%
Federal Home Loan Bank advances and long-term debt	1,750,967	1,819,428	1,786,598	(3.8%)	(2.0%)
Other liabilities	218,367	209,638	236,147	4.2%	(7.5%)

Total Liabilities	15,002,924	14,464,647	14,632,201	3.7%	2.5%
Preferred stock	369,610	—	369,270	N/A	0.1%
Common shareholders’ equity	1,503,318	1,593,478	1,492,051	(5.7%)	0.8%

Total Shareholders’ Equity	1,872,928	1,593,478	1,861,321	17.5%	0.6%

Total Liabilities and Shareholders’ Equity	$16,875,852	$16,058,125	$16,493,522	5.1%	2.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate — commercial mortgage	$4,121,199	$3,771,209	$4,068,342	9.3%	1.3%
Commercial — industrial, financial and agricultural	3,647,227	3,518,483	3,653,503	3.7%	(0.2%)
Real estate — home equity	1,653,461	1,593,405	1,673,613	3.8%	(1.2%)
Real estate — construction	1,062,606	1,321,980	1,205,256	(19.6%)	(11.8%)
Real estate — residential mortgage	925,637	924,789	947,837	0.1%	(2.3%)
Consumer	371,492	362,925	378,851	2.4%	(1.9%)
Leasing and other	85,196	84,704	81,658	0.6%	4.3%

Total Loans, net of unearned income	$11,866,818	$11,577,495	$12,009,060	2.5%	(1.2%)

Deposits, by type:
Noninterest-bearing demand	$1,942,845	$1,789,150	$1,776,169	8.6%	9.4%
Interest-bearing demand	1,793,070	1,671,769	1,799,586	7.3%	(0.4%)
Savings deposits	2,436,815	2,207,617	2,125,297	10.4%	14.7%
Time deposits	5,543,567	4,269,658	5,712,930	29.8%	(3.0%)

Total Deposits	$11,716,297	$9,938,194	$11,413,982	17.9%	2.6%

Short-term borrowings, by type:
Federal funds purchased	$781,357	$1,531,568	$397,158	(49.0%)	96.7%
Short-term promissory notes	274,028	480,489	343,845	(43.0%)	(20.3%)
Customer repurchase agreements	261,444	219,716	249,256	19.0%	4.9%
Federal Reserve Bank borrowings	—	—	200,000	—	(100.0%)
Overnight borrowings and other	464	265,614	5,215	(99.8%)	(91.1%)

Total Short-term borrowings	$1,317,293	$2,497,387	$1,195,474	(47.3%)	10.2%

N/A — Not Applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31	Six Months Ended June 30
	2009	2008	2009	2008	2009	2009	2008	% Change

Interest Income:
Interest income	$198,097	$215,392	$195,567	(8.0%)	1.3%	$393,664	$444,612	(11.5%)
Interest expense	70,153	83,502	71,451	(16.0%)	(1.8%)	141,604	186,823	(24.2%)

Net Interest Income	127,944	131,890	124,116	(3.0%)	3.1%	252,060	257,789	(2.2%)
Provision for loan losses	50,000	16,706	50,000	199.3%	—	100,000	27,926	258.1%

Net Interest Income after Provision	77,944	115,184	74,116	(32.3%)	5.2%	152,060	229,863	(33.8%)
Other Income:
Service charges on deposit accounts	15,061	15,319	14,894	(1.7%)	1.1%	29,955	29,286	2.3%
Gain on sale of credit card portfolio	—	13,910	—	(100.0%)	—	—	13,910	(100.0%)
Other service charges and fees	9,595	9,131	8,354	5.1%	14.9%	17,949	17,722	1.3%
Investment management and trust services	7,876	8,389	7,903	(6.1%)	(0.3%)	15,779	17,148	(8.0%)
Gains on sale of mortgage loans	7,395	2,670	8,591	176.9%	(13.9%)	15,986	4,981	220.9%
Investment securities gains (losses)	77	(21,647)	2,919	N/M	(97.4%)	2,996	(20,401)	N/M
Other	5,373	4,378	4,253	22.7%	26.3%	9,626	7,184	34.0%

Total Other Income	45,377	32,150	46,914	41.1%	(3.3%)	92,291	69,830	32.2%
Other Expenses:
Salaries and employee benefits	55,799	54,281	55,304	2.8%	0.9%	111,103	109,476	1.5%
FDIC insurance expense	12,206	675	4,288	1,708.3%	184.7%	16,494	1,537	973.1%
Net occupancy expense	10,240	10,238	11,023	—	(7.1%)	21,263	20,762	2.4%
Equipment expense	3,300	3,398	3,079	(2.9%)	7.2%	6,379	6,846	(6.8%)
Data processing	2,907	3,116	3,072	(6.7%)	(5.4%)	5,979	6,362	(6.0%)
Marketing	1,724	3,519	2,571	(51.0%)	(32.9%)	4,295	6,424	(33.1%)
Intangible amortization	1,434	1,799	1,463	(20.3%)	(2.0%)	2,897	3,656	(20.8%)
Operating risk loss	144	14,385	6,201	(98.9%)	(97.6%)	6,345	15,628	(59.4%)
Other	20,052	18,325	19,371	9.4%	3.5%	39,423	35,705	10.4%

Total Other Expenses	107,806	109,736	106,372	(1.8%)	1.3%	214,178	206,396	3.8%

Income Before Income Taxes	15,515	37,598	14,658	(58.7%)	5.8%	30,173	93,297	(67.7%)
Income tax expense	2,404	11,920	1,573	(79.8%)	52.8%	3,977	26,123	(84.8%)

Net Income	13,111	25,678	13,085	(48.9%)	0.2%	26,196	67,174	(61.0%)
Preferred stock dividends and discount accretion	(5,046)	—	(5,031)	N/A	(0.3%)	(10,077)	—	N/A

Net Income Available to Common Shareholders	$8,065	$25,678	$8,054	(68.6%)	0.1%	$16,119	$67,174	(76.0%)

PER COMMON SHARE:
Net income:
Basic	$0.05	$0.15	$0.05	(66.7%)	—	$0.09	$0.39	(76.9%)
Diluted	0.05	0.15	0.05	(66.7%)	—	0.09	0.39	(76.9%)

Cash dividends	$0.03	$0.15	$0.03	(80.0%)	—	$0.06	$0.30	(80.0%)
Shareholders’ equity	8.56	9.15	8.50	(6.4%)	0.7%	8.56	9.15	(6.4%)
Shareholders’ equity (tangible)	5.40	5.41	5.33	(0.2%)	1.3%	5.40	5.41	(0.2%)

Weighted average shares (basic)	175,554	173,959	175,315	0.9%	0.1%	175,435	173,791	0.9%
Weighted average shares (diluted)	175,724	174,528	175,548	0.7%	0.1%	175,637	174,360	0.7%
Shares outstanding, end of period	175,706	174,107	175,507	0.9%	0.1%	175,706	174,107	0.9%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.32%	0.65%	0.33%			0.32%	0.85%
Return on average common shareholders’ equity	2.16%	6.33%	2.18%			2.17%	8.40%
Return on average common shareholders’ equity (tangible)	3.83%	11.03%	3.88%			3.85%	14.65%
Net interest margin	3.43%	3.75%	3.45%			3.44%	3.67%
Efficiency ratio	60.08%	56.93%	60.95%			60.51%	56.97%

N/A — Not applicable
N/M — Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	June 30, 2009			June 30, 2008			March 31, 2009
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,960,669	$163,744	5.49%	$11,423,409	$180,433	6.35%	$12,041,286	$163,753	5.51%
Taxable investment securities	2,673,136	29,423	4.40%	2,304,391	28,528	4.90%	2,212,639	26,849	4.86%
Tax-exempt investment securities	462,991	6,425	5.55%	509,784	6,911	5.42%	503,265	6,887	5.47%
Equity securities	134,702	660	1.96%	196,981	1,729	3.52%	137,308	774	2.28%

Total Investment Securities	3,270,829	36,508	4.47%	3,011,156	37,168	4.90%	2,853,212	34,510	4.84%
Loans held for sale	139,354	1,628	4.67%	108,478	1,610	5.94%	104,467	1,261	4.83%
Other interest-earning assets	20,897	39	0.76%	16,325	102	2.50%	16,934	50	1.19%

Total Interest-earning Assets	15,391,749	201,919	5.26%	14,559,368	219,313	6.05%	15,015,899	199,574	5.38%
Noninterest-earning assets:
Cash and due from banks	283,399			323,223			317,928
Premises and equipment	204,451			196,990			202,875
Other assets	938,156			984,000			924,755
Less: allowance for loan losses	(211,166)			(115,936)			(187,183)

Total Assets	$16,606,589			$15,947,645			$16,274,274

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,818,897	$2,001	0.44%	$1,708,050	$2,967	0.70%	$1,754,003	$1,776	0.41%
Savings deposits	2,307,089	4,401	0.76%	2,207,699	6,600	1.20%	2,058,021	4,353	0.86%
Time deposits	5,625,841	41,604	2.97%	4,361,280	41,562	3.83%	5,432,676	43,767	3.27%

Total Interest-bearing Deposits	9,751,827	48,006	1.97%	8,277,029	51,129	2.48%	9,244,700	49,896	2.19%
Short-term borrowings	1,186,541	922	0.31%	2,314,845	12,388	2.13%	1,517,064	1,436	0.38%
Federal Home Loan Bank advances and long-term debt	1,780,120	21,225	4.78%	1,871,649	19,985	4.29%	1,787,493	20,119	4.55%

Total Interest-bearing Liabilities	12,718,488	70,153	2.21%	12,463,523	83,502	2.69%	12,549,257	71,451	2.31%
Noninterest-bearing liabilities:
Demand deposits	1,812,539			1,662,266			1,657,658
Other	206,901			190,963			201,449

Total Liabilities	14,737,928			14,316,752			14,408,364
Shareholders’ equity	1,868,661			1,630,893			1,865,910

Total Liabilities and Shareholders’ Equity	$16,606,589			$15,947,645			$16,274,274

Net interest income/net interest margin (fully taxable equivalent)		131,766	3.43%		135,811	3.75%		128,123	3.45%

Tax equivalent adjustment		(3,822)			(3,921)			(4,007)

Net interest income		$127,944			$131,890			$124,116

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2009	2008	2009	2008	2009

Loans, by type:
Real estate — commercial mortgage	$4,090,985	$3,680,592	$4,048,269	11.2%	1.1%
Commercial — industrial, financial and agricultural	3,692,841	3,510,150	3,682,678	5.2%	0.3%
Real estate — home equity	1,668,562	1,568,012	1,698,599	6.4%	(1.8%)
Real estate — construction	1,115,785	1,312,378	1,203,328	(15.0%)	(7.3%)
Real estate — residential mortgage	936,352	890,396	957,939	5.2%	(2.3%)
Consumer	371,617	376,698	360,919	(1.3%)	3.0%
Leasing and other	84,527	85,183	89,554	(0.8%)	(5.6%)

Total Loans, net of unearned income	$11,960,669	$11,423,409	$12,041,286	4.7%	(0.7%)

Deposits, by type:
Noninterest-bearing demand	$1,812,539	$1,662,266	$1,657,658	9.0%	9.3%
Interest-bearing demand	1,818,897	1,708,050	1,754,003	6.5%	3.7%
Savings deposits	2,307,089	2,207,699	2,058,021	4.5%	12.1%
Time deposits	5,625,841	4,361,280	5,432,676	29.0%	3.6%

Total Deposits	$11,564,366	$9,939,295	$10,902,358	16.3%	6.1%

Short-term borrowings, by type:
Federal funds purchased	$580,020	$1,303,590	$792,001	(55.5%)	(26.8%)
Short-term promissory notes	297,743	468,802	337,069	(36.5%)	(11.7%)
Customer repurchase agreements	256,306	223,092	246,429	14.9%	4.0%
Federal Reserve Bank borrowings	48,352	—	138,222	N/A	(65.0%)
Overnight borrowings and other	4,120	319,361	3,343	(98.7%)	23.2%

Total Short-term borrowings	$1,186,541	$2,314,845	$1,517,064	(48.7%)	(21.8%)

N/A — Not Applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Six Months Ended June 30
	2009			2008
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,000,755	$327,497	5.50%	$11,359,470	$372,875	6.60%
Taxable investment securities	2,444,159	56,272	4.61%	2,355,791	58,089	4.91%
Tax-exempt investment securities	483,016	13,312	5.51%	512,820	13,887	5.42%
Equity securities	135,998	1,434	2.12%	204,993	4,109	4.02%

Total Investment Securities	3,063,173	71,018	4.64%	3,073,604	76,085	4.93%

Loans held for sale	122,007	2,889	4.74%	103,577	3,187	6.16%
Other interest-earning assets	18,927	89	0.95%	21,555	320	2.96%

Total Interest-earning Assets	15,204,862	401,493	5.32%	14,558,206	452,467	6.24%

Noninterest-earning assets:
Cash and due from banks	300,568			316,971
Premises and equipment	203,667			196,512
Other assets	931,494			955,629
Less: allowance for loan losses	(199,241)			(112,925)

Total Assets	$16,441,350			$15,914,393

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,786,629	$3,777	0.43%	$1,696,835	$7,372	0.87%
Savings deposits	2,183,243	8,754	0.81%	2,172,702	15,763	1.46%
Time deposits	5,529,794	85,371	3.11%	4,440,641	91,480	4.14%

Total Interest-bearing Deposits	9,499,666	97,902	2.08%	8,310,178	114,615	2.77%

Short-term borrowings	1,350,889	2,358	0.35%	2,331,153	31,216	2.66%
Federal Home Loan Bank advances and long-term debt	1,783,787	41,344	4.67%	1,835,079	40,992	4.49%

Total Interest-bearing Liabilities	12,634,342	141,604	2.26%	12,476,410	186,823	3.00%

Noninterest-bearing liabilities:
Demand deposits	1,735,525			1,639,275
Other	204,190			190,730

Total Liabilities	14,574,057			14,306,415
Shareholders’ equity	1,867,293			1,607,978

Total Liabilities and Shareholders’ Equity	$16,441,350			$15,914,393

Net interest income/net interest margin (fully taxable equivalent)		259,889	3.44%		265,644	3.67%

Tax equivalent adjustment		(7,829)			(7,855)

Net interest income		$252,060			$257,789

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended
	June 30
	2009	2008	% Change

Loans, by type:
Real estate — commercial mortgage	$4,069,745	$3,604,879	12.9%
Commercial — industrial, financial and agricultural	3,687,788	3,491,296	5.6%
Real estate — home equity	1,683,497	1,547,242	8.8%
Real estate — construction	1,159,314	1,331,150	(12.9%)
Real estate — residential mortgage	947,086	874,292	8.3%
Consumer	366,297	424,973	(13.8%)
Leasing and other	87,028	85,638	1.6%

Total Loans, net of unearned income	$12,000,755	$11,359,470	5.6%

Deposits, by type:
Noninterest-bearing demand	$1,735,525	$1,639,275	5.9%
Interest-bearing demand	1,786,629	1,696,835	5.3%
Savings deposits	2,183,243	2,172,702	0.5%
Time deposits	5,529,794	4,440,641	24.5%

Total Deposits	$11,235,191	$9,949,453	12.9%

Short-term borrowings, by type:
Federal funds purchased	$685,425	$1,243,980	(44.9%)
Short-term promissory notes	317,297	470,136	(32.5%)
Customer repurchase agreements	251,395	225,006	11.7%
Federal Reserve Bank borrowings	93,039	—	N/A
Other short-term borrowings	3,733	392,031	(99.0%)

Total Short-term borrowings	$1,350,889	$2,331,153	(42.1%)

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Six Months Ended
	June 30	June 30	March 31	June 30
	2009	2008	2009	2009	2008
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$200,063	$119,069	$180,137	$180,137	$112,209

Loans charged off:
Real estate — construction	(11,294)	—	(12,242)	(23,536)	—
Commercial — industrial, agricultural and financial	(6,274)	(4,752)	(10,622)	(16,896)	(7,516)
Real estate — commercial mortgage	(5,961)	(386)	(3,960)	(9,921)	(704)
Real estate — residential mortgage and home equity	(1,830)	(1,719)	(1,937)	(3,767)	(2,250)
Consumer	(3,064)	(1,366)	(2,076)	(5,140)	(2,747)
Leasing and other	(2,099)	(1,973)	(946)	(3,045)	(2,605)

Total loans charged off	(30,522)	(10,196)	(31,783)	(62,305)	(15,822)
Recoveries of loans charged off:
Real estate — construction	214	—	112	326	—
Commercial — industrial, agricultural and financial	306	—	904	1,210	276
Real estate — commercial mortgage	25	65	10	35	142
Real estate — residential mortgage and home equity	147	2	1	148	5
Consumer	511	300	429	940	718
Leasing and other	210	277	253	463	769

Recoveries of loans previously charged off	1,413	644	1,709	3,122	1,910

Net loans charged off	(29,109)	(9,552)	(30,074)	(59,183)	(13,912)
Provision for loan losses	50,000	16,706	50,000	100,000	27,926

Balance at end of period	$220,954	$126,223	$200,063	$220,954	$126,223

Net charge-offs to average loans (annualized)	0.97%	0.33%	1.00%	0.99%	0.24%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$214,170	$122,340	$192,410
Reserve for unfunded lending commitments	6,784	3,883	7,653

Allowance for credit losses	$220,954	$126,223	$200,063

NON-PERFORMING ASSETS:
Non-accrual loans	$228,132	$108,699	$198,765
Loans 90 days past due and accruing	39,135	35,656	47,284

Total non-performing loans	267,267	144,355	246,049
Other real estate owned	24,916	20,156	23,189

Total non-performing assets	$292,183	$164,511	$269,238

NON-PERFORMING LOANS, BY TYPE:
Real estate — construction	$102,977	$37,003	$93,425
Commercial — industrial, agricultural and financial	58,433	40,127	50,493
Real estate — commercial mortgage	57,786	39,099	59,899
Real estate — residential mortgage and home equity	37,231	21,988	31,365
Consumer	9,764	5,748	10,316
Leasing	1,076	390	551

Total non-performing loans	$267,267	$144,355	$246,049

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.92%	0.94%	1.66%
Non-performing assets to total loans and OREO	2.46%	1.42%	2.24%
Non-performing assets to total assets	1.73%	1.02%	1.63%
Allowance for credit losses to loans outstanding	1.86%	1.09%	1.67%
Allowance for loan losses to loans outstanding	1.80%	1.06%	1.60%
Allowance for credit losses to non-performing loans	82.67%	87.44%	81.31%
Non-performing assets to tangible common shareholders’ equity and allowance for credit losses	24.99%	15.40%	23.71%